UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2006

PROVIDENT FINANCIAL HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)
Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (951) 686-6060
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

        On June 30, 2006, Provident Financial Holdings, Inc ("Company") and Provident Savings Bank, F.S.B. ("Bank") entered into revised severance agreements with executive officers Ms. Lilian Brunner and Messrs. Thomas "Lee" Fenn, Richard L. Gale and Donavon P. Ternes. The agreements have a term of one year, which may be extended for an additional year on the anniversary of the effective date of the agreement by the Board of Directors. Ms. Brunner's and Messrs. Fenn's and Ternes' agreements provide that in the event of an involuntary termination of the officer, other than for cause, within 12 months following a change in control of the Company or the Bank, they will be entitled to receive a lump sum payment equal to two times their then current base salary and a lump sum payment equal to two times the largest annual bonus paid to the officer during the two years prior to termination of employment. The Bank or its successor also would be obligated to continue the officer's life, medical, dental and disability coverage for a two-year period following termination of employment. The officer will also receive a lump sum tax gross-up if these payments and benefits give rise to excise taxes payable by the individual. Mr. Gale's severance agreement provides for the same change of control and other benefits as for the other executive officers and provides that his bonus will be two times the largest bonus paid to an executive (other than Mr. Gale or the Chief Executive Officer of the Company) who is a party to a severance agreement. The above severance payments and benefits will be provided on a similar basis in connection with a voluntary termination of employment within 12 months following a change in control where, subsequent to a change in control, the officer is demoted, loses his title, office or responsibility, receives less compensation, or is significantly relocated.

        The term "change in control" is defined in the severance agreements as having occurred when, among other things, (a) a person other than the Company purchases shares of the Company's common stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) the majority membership of the Board of Directors changes as the result of a contested election or (d) shareholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

        The summary of the agreements described above is qualified in its entirety by reference to the form of the revised severance agreements attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

            (c)          Exhibits

            10.1        Form of Severance Agreement for Ms. Brunner and Messrs. Fenn and Ternes.

            10.2        Form of Severance Agreement for Mr. Gale.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2006                                                PROVIDENT FINANCIAL HOLDINGS, INC.

                                                                            /s/Donavon P. Ternes                                                                                                                          Donavon P. Ternes
                                                                            Chief Financial Officer
                                                                            (Principal Financial and Accounting Officer)

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EXHIBIT 10.1

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FORM OF SEVERENCE AGREEMENT FOR CERTAIN OFFICERS

Agreement

         THIS AGREEMENT is made effective as of by and between PROVIDENT SAVINGS BANK, F.S.B. (the "Bank"); PROVIDENT FINANCIAL HOLDINGS, INC. ("Company"); and (the "Executive").

           WHEREAS, the Bank recognizes the substantial contribution Executive has made to the Bank and wishes to protect the Executive's position therewith for a period provided in this Agreement; and

            WHEREAS, Executive serves in the position of , a position of substantial responsibility.

            NOW, THEREFORE, in consideration of the foregoing and upon the other terms and conditions hereinafter provided, the parties hereto agree as follows:

1.          Terms of Agreement

             The term of this Agreement shall be deemed to have commenced as of the date first above written and shall continue for a period of twelve (12) full calendar months thereafter. Commencing on the first anniversary date of this Agreement and continuing at each anniversary date thereafter, the Board of Directors of the Bank ("Board") may extend the Agreement for an additional year. The Board will conduct a performance evaluation of the Executive for the purposes of determining whether to extend the Agreement, and the results thereof shall be included in the minutes of the Board's meeting.

2.         Payments to Executive Upon Change in Control

           (a)        Upon the occurrence of a Change in Control (as herein defined) followed with twelve (12) months of the effective date of a Change in Control by the voluntary or involuntary termination of the Executive's employment, other than for Cause, as defined in Section 2(c) hereof, the provisions of Section 3 shall apply. For purposes of this Agreement, "voluntary termination" shall be limited to the circumstances in which the Executive elects to voluntarily terminate the Executive's employment within twelve (12) months of the effective date of a Change in Control following any demotion, loss of title, office or significant authority, reduction in the Executive's annual compensation or benefits (other than a reduction affecting the Bank's personnel generally), or relocation of the Executive's principal place of employment more than thirty-five (35) miles from its location immediately prior to the Change in Control.

          (b)         A "Change in Control" of the Company or the Bank shall be deemed to occur if and when (a) an offer other than the Company purchases shares of the common stock of the Company or the Bank pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14 (d)(2) of the Securities Exchange Act of 1934) is or becomes the beneficial owner, directly or indirectly, of securities of the Company or the Bank representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the board of directors of the Company or the Bank changes as a result of a contested election, such that individuals who were directors at the beginning of any twenty-four (24) month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Company or the Bank approve a merger, consolidation, sale or disposition of all or substantially all of the Company's or the Bank's assets, or a plan or partial or complete liquidation.

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          (c)        Executive shall not have the right to receive termination benefits pursuant to Section 3 hereof upon Termination for Cause. The term "Termination for Cause" shall mean termination because of the Executive's intentional failure to perform stated duties, personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or final cease and desist order, or any material breach of any material provision of this Agreement. In determining incompetence, the acts or omissions shall be measured against standards generally prevailing in the savings institution industry. Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths of the members of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to Executive and an opportunity for the Executive, together with counsel, to be heard before the Board), finding that in the good faith opinion of the Board, Executive was guilty of conduct justifying Termination for Cause and specifying the particulars thereof in detail. The Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause.

         (d)       No distribution shall be made under this Agreement unless and until the Executive has experienced a "Separation from Service" within the meaning of Section 409A. Whether a "Separation from Service" has occurred is based on the facts and circumstances surrounding the termination of the Executive's employment and whether the Bank and the Executive intended for the Executive to provide significant services for the Bank or the Company following such termination. A "Separation from Service" will not be considered to have occurred if:

(1)

the Executive continues to provide services as an employee of the Bank or the Company at an annual rate that is twenty percent (20%) or more of the services rendered, on average, during the immediately preceding three full calendar years of employment (or, if employed less than three years, such lesser period) and the annual remuneration for such services is twenty percent (20%) or more of the average annual remuneration earned during the final three full calendar years of employment (or, if less, such lesser period), or

(2)

the Executive continues to provide services to the Bank or the Company in a capacity other than as an employee of the Bank or the Company at an annual rate that is fifty percent (50%) or more of the services rendered, on average, during the immediately preceding three full calendar years of employment (or if employed less than three years, such lesser period) and the annual remuneration for such services is fifty percent (50%) or more of the average annual remuneration earned during the final three full calendar years of employment (or if less, such lesser period).

3.        Termination

          (a)        Upon the occurrence of a Change in Control during the term of this Agreement, followed within twelve (12) months of the effective date of a Change in Control by the voluntary or involuntary termination of the Executive's employment (subject to Section 2(d)), other than for Termination for Cause, the Bank shall be obligated to pay the Executive, or in the event of the Executive's subsequent death, the Executive's beneficiary or beneficiaries, or the Executive's estate, as the case may be, as severance pay, a sum equal to (i) two (2) times the Executive's then current base annual salary, and (ii) two (2) times the largest annual bonus paid to the Executive during the twenty-four (24) month period ending on the date of the Executive's termination of employment.. Payment shall be made in a cash lump sum no later than thirty (30) days after the date of the Executive's Separation from Service, unless Section 3(d) applies.

         (b)        Upon the occurrence of a Change in Control during the term of this Agreement, followed within twelve (12) months of the effective date of a Change in Control by the voluntary or involuntary termination of the Executive's employment (subject to Section 2(d)), other than for Termination for Cause, the Bank shall cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Bank

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for the Executive prior to the Executive's Separation from Service. Such coverage shall cease upon expiration of twenty-four (24) months from the date of the Executive's Separation of Service or the Executive's death, if earlier.

        (c)        In the event that any payments or benefits provided or to be provided to the Executive pursuant to this Agreement, in combination with payments or benefits, if any, from other plans or arrangements maintained by the Bank, the Company or any affiliate thereof (within the meaning of Section 414(b) or (c) of the Code), constitute "excess parachute payments" under Section 280G of the Code that are subject to excise tax under Section 4999 of the Code, the Bank shall pay to the Executive in cash an additional amount equal to the amount of the "Gross Up Payment". The "Gross Up Payment" shall be the amount needed to ensure that the amount of such payments and the value of such benefits received by the Executive (net of such excise tax and any federal, state and local income tax on the Bank's payment to the Executive attributable to such excise tax) equals the amount of such payments and value of such benefits as he would receive in the absence of such excise tax and any federal, state and local income tax on the Bank's payment to the Executive attributable to such excise tax. The Bank shall pay the Gross Up Payment within 60 days after the Executive's Termination of Employment, unless Section 3(d) applies. For purposes of determining the amount of the Gross Up Payment, the value of any non-cash benefits and deferred payments or benefits shall be determined by the Bank's independent auditors in accordance with the principles of Section 280G(d)(3) and (4) of the Code. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to be less than the amount calculated in the determination of the actual Gross Up Payment made by the Bank, the Executive shall repay to the Bank, at the time that such reduction in the amount of excise tax is finally determined, the portion of the Gross Up Payment attributable to such reduction, plus interest on the amount of such repayment at the applicable short-term federal rate under Section 1274 of the Code from the date of the Gross Up Payment to the date of the repayment. The amount of the reduction of the Gross Up Payment shall reflect any subsequent reduction in excise taxes resulting from such repayment. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to exceed the amount anticipated at the time the Gross Up Payment was made, the Bank shall pay to the Executive, in immediately available funds, at the time that such additional amount of excise tax is finally determined, an additional payment ("Additional Gross Up Payment") equal to such additional amount of excise tax and any federal, state and local income taxes thereon, plus all interest and penalties, if any, owed by the Executive with respect to such additional amount of excise and other tax. The Bank shall have the right to challenge, on the Executive's behalf, any excise tax assessment against the Executive as to which the Executive is entitled to (or would be entitled if such assessment is finally determined to be proper) a Gross Up Payment or Additional Gross Up Payment, provided that all costs and expenses incurred in such a challenge shall be borne by the Bank and the Bank shall indemnify the Executive and hold the Executive harmless, on an after-tax basis, from any excise or other tax (including interest and penalties with respect thereto) imposed as a result of such payment of costs and expenses by the Bank.

        (d)        Notwithstanding the preceding paragraphs of this Section 3, if the Executive is a Specified Employee (as defined below), then no benefit that is subject to Section 409A (as defined herein) shall be paid to the Executive until the 185th day following the date of the Executive's Separation from Service. The Executive is a Specified Employee if, on the December 31 preceding the date of the Executive's Separation from Service, he is a key employee described in Code Section 416(i) (determined without regard to paragraph (5) thereof) of the Bank or the Company, provided the common stock of the Bank or the Company is publicly traded on an established securities market or otherwise. Whether the Executive is a Specified Employee shall be determined in accordance with Section 409A (as defined herein).

        (e)        Any payments made to the Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon compliance with 12 U.S.C. Section 1828(k) and any regulations promulgated thereunder.

        (f)        As a condition of the receipt of any payments or benefits under this Section 3, Executive shall in writing release the Bank, the Company and any successors thereto from any or all claims or causes of action relating to the Executive's termination of employment.

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4.        Effect on Prior Agreements and Existing Benefit Plans

          This Agreement contains the entire understanding between the parties hereto and supersedes any prior agreement between the Bank and Executive, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Executive is subject to receiving fewer benefits than those available to the Executive without reference to this Agreement.

5.        No Attachment

          (a)        Except as required by law, no right to receive payments under this agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

          (b)        This Agreement shall be binding upon, and inure to the benefit of, Executive, the Company, the Bank and their respective successors and assigns.

6.        Modification and Waiver

          (a)        This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No modification or amendment shall be made that would cause this Agreement to violate the applicable requirements of Section 409A (as defined herein).

          (b)        No term or condition of this Agreement shall be deemed to have been waived, not shall there be an estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived. No waiver of a term or condition of this Agreement shall be permitted that would violate the applicable requirements of Section 409A (as defined herein).

7.        Required Provisions

          (a)        The Bank may terminate the Executive's employment at any time, but any termination by the Bank, other than Termination for Cause, shall not prejudice Executive's right to compensation or other benefits under this Agreement. Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause as defined in Section 2(c) herein.

          (b)       If the Executive is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(3) and (g)(1)), the Bank's obligations under the Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may, at its discretion (i) pay the Executive all or part of the compensation withheld while its contract obligations were suspended and (ii) reinstate (in whole or in part) any of its obligations that were suspended.

           (c)      If the Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(4) or (g)(1)), all obligations of the Bank under this Agreement shall terminate as of the effective date of the order, but the vested rights of the contracting parties shall not be affected.

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          (d)       If the Bank is in default (as defined in Section 3 (x)(1) of the FDIA), all obligations under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the parties.

          (e)        All obligations under this Agreement may be terminated: (i) by the Director of the Office of Thrift Supervision (the "Director") or his or her designee at the time of the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the FDIA and (ii) by the Director, or his or her designee at the time the Director or such designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

          (f)        Any benefit payment delayed in accordance with this Section 7 shall be paid at the earliest date at which the Bank reasonably anticipates that such payment would be permissible.

8.        Severability

            If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with the law continue in full force and effect.

9.        Headings for Reference Only

           The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretations of any of the provisions of this Agreement.

10.     Governing Law

          The validity, interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of California, unless preempted by Federal law as now or hereafter in effect.

         Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by the employee within fifty (50) miles from the location of the Bank, in accordance with the rules of the American Arbitration Association then in effect.

11.      Source of Payments

           All payments provided in this Agreement shall be timely paid in cash or check from the general funds of the Bank. The Company, however, guarantees all payments and the provision of all amounts and benefits due hereunder to Executive and, if such payments are not timely paid or provided by the Bank, such amounts and benefits shall be paid or provided by the Company. Notwithstanding the foregoing, the Executive and the Executive's Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of the Bank or the Company. For purposes of the payment of benefits under this Agreement, any and all of the Bank or the Company's assets shall be, and remain the general, unpledged and unrestricted assets of the Bank or the Company. The Bank and the Company's obligation under the Agreement shall be merely that of an unfunded and unsecured promise to pay money in the future.

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12.        Payment of Legal Fees

            All reasonable legal fees paid or incurred by Executive pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Bank if Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement.

13.      Successor to the Bank or the Company

            The Bank and the Company shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Bank or the Company, expressly and unconditionally to assume and agree to perform the Bank's or the Company's obligations under this Agreement, in the same manner and to the same extent that the Bank or the Company would be required to perform if no such succession or assignment had taken place.

14.      Section 409A

         The Agreement is intended to comply with the applicable requirements of Section 409A of the Code and the regulations and guidance of general applicability issued thereunder (referred to herein as "Section 409A"), and shall be administered and interpreted accordingly.

15.      Signature

           IN WITNESS WHEREOF, the Bank and the Company have caused this Agreement to be executed by a duly authorized officer, and Executive has signed this Agreement, on the day and date first written above.

ATTEST:                                                                                             PROVIDENT SAVINGS BANK, F.S.B.

                                                                                                              By:

ATTEST:                                                                                             PROVIDENT FINANCIAL HOLDINGS, INC.

                                                                                                              By:

WITNESS:

                                                                                                              By:
                                                                                                                     Executive

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EXHIBIT 10.2

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FORM OF SEVERENCE AGREEMENT FOR CERTAIN OFFICERS

Agreement

        THIS AGREEMENT is made effective as of by and between PROVIDENT SAVINGS BANK, F.S.B. (the "Bank"); PROVIDENT FINANCIAL HOLDINGS, INC. ("Company"); and (the "Executive").

        WHEREAS, the Bank recognizes the substantial contribution Executive has made to the Bank and wishes to protect his position therewith for a period provided in this Agreement; and

        WHEREAS, Executive serves in the position of , a position of substantial responsibility.

        NOW, THEREFORE, in consideration of the foregoing and upon the other terms and conditions hereinafter provided, the parties hereto agree as follows:

3.     Terms of Agreement

        The term of this Agreement shall be deemed to have commenced as of the date first above written and shall continue for a period of twelve (12) full calendar months thereafter. Commencing on the first anniversary date of this Agreement and continuing at each anniversary date thereafter, the Board of Directors of the Bank ("Board") may extend the Agreement for an additional year. The Board will conduct a performance evaluation of the Executive for the purposes of determining whether to extend the Agreement, and the results thereof shall be included in the minutes of the Board's meeting.

4.     Payments to Executive Upon Change in Control

       (a)        Upon the occurrence of a Change in Control (as herein defined) followed with twelve (12) months of the effective date of a Change in Control by the voluntary or involuntary termination of the Executive's employment, other than for Cause, as defined in Section 2(c) hereof, the provisions of Section 3 shall apply. For purposes of this Agreement, "voluntary termination" shall be limited to the circumstances in which the Executive elects to voluntarily terminate his employment within twelve (12) months of the effective date of a Change in Control following any demotion, loss of title, office or significant authority, reduction in his annual compensation or benefits (other than a reduction affecting the Bank's personnel generally), or relocation of his principal place of employment more than thirty-five (35) miles from its location immediately prior to the Change in Control.

      (b)        A "Change in Control" of the Company or the Bank shall be deemed to occur if and when (a) an offer other than the Company purchases shares of the common stock of the Company or the Bank pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14 (d)(2) of the Securities Exchange Act of 1934) is or becomes the beneficial owner, directly or indirectly, of securities of the Company or the Bank representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the board of directors of the Company or the Bank changes as a result of a contested election, such that individuals who were directors at the beginning of any twenty-four (24) month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Company or the Bank approve a merger, consolidation, sale or disposition of all or substantially all of the Company's or the Bank's assets, or a plan or partial or complete liquidation.

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      (c)        Executive shall not have the right to receive termination benefits pursuant to Section 3 hereof upon Termination for Cause. The term "Termination for Cause" shall mean termination because of the Executive's intentional failure to perform stated duties, personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or final cease and desist order, or any material breach of any material provision of this Agreement. In determining incompetence, the acts or omissions shall be measured against standards generally prevailing in the savings institution industry. Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths of the members of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to Executive and an opportunity for him, together with counsel, to be heard before the Board), finding that in the good faith opinion of the Board, Executive was guilty of conduct justifying Termination for Cause and specifying the particulars thereof in detail. The Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause.

        (d)        No distribution shall be made under this Agreement unless and until the Executive has experienced a "Separation from Service" within the meaning of Section 409A. Whether a "Separation from Service" has occurred is based on the facts and circumstances surrounding the termination of the Executive's employment and whether the Bank and the Executive intended for the Executive to provide significant services for the Bank or the Company following such termination. A "Separation from Service" will not be considered to have occurred if:

(1)

the Executive continues to provide services as an employee of the Bank or the Company at an annual rate that is twenty percent (20%) or more of the services rendered, on average, during the immediately preceding three full calendar years of employment (or, if employed less than three years, such lesser period) and the annual remuneration for such services is twenty percent (20%) or more of the average annual remuneration earned during the final three full calendar years of employment (or, if less, such lesser period), or

(2)

the Executive continues to provide services to the Bank or the Company in a capacity other than as an employee of the Bank or the Company at an annual rate that is fifty percent (50%) or more of the services rendered, on average, during the immediately preceding three full calendar years of employment (or if employed less than three years, such lesser period) and the annual remuneration for such services is fifty percent (50%) or more of the average annual remuneration earned during the final three full calendar years of employment (or if less, such lesser period).

3.      Termination

        (a)        Upon the occurrence of a Change in Control during the term of this Agreement, followed within twelve (12) months of the effective date of a Change in Control by the voluntary or involuntary termination of the Executive's employment (subject to Section 2(d)), other than for Termination for Cause, the Bank shall be obligated to pay the Executive, or in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, as severance pay, a sum equal to (i) two (2) times the Executive's then current base annual salary, and (ii) two (2) times the largest annual bonus paid to an executive (other than the Executive or the Chief Executive Officer of the Company) who is a party to a change in control severance agreement substantially similar to this Agreement, during the twenty-four (24) month period ending on the date of the Executive's termination of employment.. Payment shall be made in a cash lump sum no later than thirty (30) days after the date of his Separation from Service, unless Section 3(d) applies.

        (b)        Upon the occurrence of a Change in Control during the term of this Agreement, followed within twelve (12) months of the effective date of a Change in Control by the voluntary or involuntary termination of the Executive's employment (subject to Section 2(d)), other than for Termination for Cause, the Bank shall cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Bank

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for the Executive prior to his Separation from Service. Such coverage shall cease upon expiration of twenty-four (24) months from the date of the Executive's Separation of Service or his death, if earlier.

        (c)        In the event that any payments or benefits provided or to be provided to the Executive pursuant to this Agreement, in combination with payments or benefits, if any, from other plans or arrangements maintained by the Bank, the Company or any affiliate thereof (within the meaning of Section 414(b) or (c) of the Code), constitute "excess parachute payments" under Section 280G of the Code that are subject to excise tax under Section 4999 of the Code, the Bank shall pay to the Executive in cash an additional amount equal to the amount of the "Gross Up Payment". The "Gross Up Payment" shall be the amount needed to ensure that the amount of such payments and the value of such benefits received by the Executive (net of such excise tax and any federal, state and local income tax on the Bank's payment to him attributable to such excise tax) equals the amount of such payments and value of such benefits as he would receive in the absence of such excise tax and any federal, state and local income tax on the Bank's payment to him attributable to such excise tax. The Bank shall pay the Gross Up Payment within 60 days after the Executive's Termination of Employment, unless Section 3(d) applies. For purposes of determining the amount of the Gross Up Payment, the value of any non-cash benefits and deferred payments or benefits shall be determined by the Bank's independent auditors in accordance with the principles of Section 280G(d)(3) and (4) of the Code. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to be less than the amount calculated in the determination of the actual Gross Up Payment made by the Bank, the Executive shall repay to the Bank, at the time that such reduction in the amount of excise tax is finally determined, the portion of the Gross Up Payment attributable to such reduction, plus interest on the amount of such repayment at the applicable short-term federal rate under Section 1274 of the Code from the date of the Gross Up Payment to the date of the repayment. The amount of the reduction of the Gross Up Payment shall reflect any subsequent reduction in excise taxes resulting from such repayment. In the event that, after the Gross Up Payment is made, the amount of the excise tax is determined to exceed the amount anticipated at the time the Gross Up Payment was made, the Bank shall pay to the Executive, in immediately available funds, at the time that such additional amount of excise tax is finally determined, an additional payment ("Additional Gross Up Payment") equal to such additional amount of excise tax and any federal, state and local income taxes thereon, plus all interest and penalties, if any, by the Executive with respect to such additional amount of excise and other tax. The Bank shall have the right to challenge, on the Executive's behalf, any excise tax assessment against him as to which the Executive is entitled to (or would be entitled if such assessment is finally determined to be proper) a Gross Up Payment or Additional Gross Up Payment, provided that all costs and expenses incurred in such a challenge shall be borne by the Bank and the Bank shall indemnify the Executive and hold him harmless, on an after-tax basis, from any excise or other tax (including interest and penalties with respect thereto) imposed as a result of such payment of costs and expenses by the Bank.

        (d)        Notwithstanding the preceding paragraphs of this Section 3, if the Executive is a Specified Employee (as defined below), then no benefit that is subject to Section 409A (as defined herein) shall be paid to the Executive until the 185th day following the date of the Executive's Separation from Service. The Executive is a Specified Employee if, on the December 31 preceding the date of his Separation from Service, he is a key employee described in Code Section 416(i) (determined without regard to paragraph (5) thereof) of the Bank or the Company, provided the common stock of the Bank or the Company is publicly traded on an established securities market or otherwise. Whether the Executive is a Specified Employee shall be determined in accordance with Section 409A (as defined herein).

        (e)        Any payments made to the Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon compliance with 12 U.S.C. Section 1828(k) and any regulations promulgated thereunder.

        (f)        As a condition of the receipt of any payments or benefits under this Section 3, Executive shall in writing release the Bank, the Company and any successors thereto from any or all claims or causes of action relating to the Executive's termination of employment.

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4.        Effect on Prior Agreements and Existing Benefit Plans

          This Agreement contains the entire understanding between the parties hereto and supersedes any prior agreement between the Bank and Executive, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Executive is subject to receiving fewer benefits than those available to him without reference to this Agreement.

5.        No Attachment

          (a)        Except as required by law, no right to receive payments under this agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

          (b)       This Agreement shall be binding upon, and inure to the benefit of, Executive, the Company, the Bank and their respective successors and assigns.

6.        Modification and Waiver

          (a)      This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No modification or amendment shall be made that would cause this Agreement to violate the applicable requirements of Section 409A (as defined herein).

          (b)       No term or condition of this Agreement shall be deemed to have been waived, not shall there be an estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived. No waiver of a term or condition of this Agreement shall be permitted that would violate the applicable requirements of Section 409A (as defined herein).

7.        Required Provisions

          (a)        The Bank may terminate the Executive's employment at any time, but any termination by the Bank, other than Termination for Cause, shall not prejudice Executive's right to compensation or other benefits under this Agreement. Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause as defined in Section 2(c) herein.

          (b)       If the Executive is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(3) and (g)(1)), the Bank's obligations under the Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may, at its discretion (i) pay the Executive all or part of the compensation withheld while its contract obligations were suspended and (ii) reinstate (in whole or in part) any of its obligations that were suspended.

          (c)        If the Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(4) or (g)(1)), all obligations of the Bank under this Agreement shall terminate as of the effective date of the order, but the vested rights of the contracting parties shall not be affected.

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         (d)        If the Bank is in default (as defined in Section 3 (x)(1) of the FDIA), all obligations under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the parties.

         (e)        All obligations under this Agreement may be terminated: (i) by the Director of the Office of Thrift Supervision (the "Director") or his or her designee at the time of the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the FDIA and (ii) by the Director, or his or her designee at the time the Director or such designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

         (f)        Any benefit payment delayed in accordance with this Section 7 shall be paid at the earliest date at which the Bank reasonably anticipates that such payment would be permissible.

8.       Severability

          If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with the law continue in full force and effect.

9.       Headings for Reference Only

          The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretations of any of the provisions of this Agreement.

10.     Governing Law

          The validity, interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of California, unless preempted by Federal law as now or hereafter in effect.

         Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by the employee within fifty (50) miles from the location of the Bank, in accordance with the rules of the American Arbitration Association then in effect.

11.     Source of Payments

          All payments provided in this Agreement shall be timely paid in cash or check from the general funds of the Bank. The Company, however, guarantees all payments and the provision of all amounts and benefits due hereunder to Executive and, if such payments are not timely paid or provided by the Bank, such amounts and benefits shall be paid or provided by the Company. Notwithstanding the foregoing, the Executive and his Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of the Bank or the Company. For purposes of the payment of benefits under this Agreement, any and all of the Bank or the Company's assets shall be, and remain the general, unpledged and unrestricted assets of the Bank or the Company. The Bank and the Company's obligation under the Agreement shall be merely that of an unfunded and unsecured promise to pay money in the future.

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12.     Payment of Legal Fees

          All reasonable legal fees paid or incurred by Executive pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Bank if Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement.

13.     Successor to the Bank or the Company

          The Bank and the Company shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Bank or the Company, expressly and unconditionally to assume and agree to perform the Bank's or the Company's obligations under this Agreement, in the same manner and to the same extent that the Bank or the Company would be required to perform if no such succession or assignment had taken place.

14.      Section 409A

         The Agreement is intended to comply with the applicable requirements of Section 409A of the Code and the regulations and guidance of general applicability issued thereunder (referred to herein as "Section 409A"), and shall be administered and interpreted accordingly.

15.      Signature

           IN WITNESS WHEREOF, the Bank and the Company have caused this Agreement to be executed by a duly authorized officer, and Executive has signed this Agreement, on the day and date first written above.

ATTEST:                                                                                             PROVIDENT SAVINGS BANK, F.S.B.

                                                                                                              By:

ATTEST:                                                                                             PROVIDENT FINANCIAL HOLDINGS, INC.

                                                                                                              By:

WITNESS:

                                                                                                             By:
                                                                                                                    Executive

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